SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2003

PRIMA ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9408 (Commission file number)	84-1097578 (I.R.S. Employer Identification No.)

1099 18th Street, Suite 400, Denver CO (Address of principal executive offices)	80202 (Zip Code)

(303) 297-2100
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed from last report.)

PRIMA ENERGY CORPORATION
FORM 8-K
MAY 9, 2003

Item 7. Financial Statements and Exhibits

     The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated May 9, 2003	99.03-3

Item 9. Regulation FD Disclosure (including Item 12 information)

     On May 9, 2003, Prima Energy Corporation, a Delaware corporation, issued a press release announcing first quarter 2003 financial results and providing an update of its commodity hedging positions and operating activities. A copy of the press release is furnished with this report as Exhibit 99.03-3, and is incorporated herein by reference.

     The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Pursuant to Item 12 of Form 8-K, the information in this report will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMA ENERGY CORPORATION
(Registrant)

Date	May 9, 2003	/s/ Neil L. Stenbuck

Neil L. Stenbuck,
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated May 9, 2003	99.03-3